SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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HERZFELD CREDIT INCOME FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Herzfeld Credit Income Fund, Inc.

_____________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November 20, 2025

_____________________________________

Miami Beach, Florida

October 14, 2025

TO THE STOCKHOLDERS OF

HERZFELD CREDIT INCOME FUND, INC.:

The Annual Meeting of Stockholders of Herzfeld Credit Income Fund, Inc. (the “Fund”) will be held on November 20, 2025, at 1:30 p.m. Eastern Time at 119 Washington Ave., Suite 504, Miami Beach, Florida, or such other location and time as the officers of the Fund deem necessary, including by means of remote communication, for the following purposes (the “Annual Meeting”):

Proposal (1): To elect two Class II directors and one Class III director; and,

Other Business: To transact such other business as may properly come before the meeting and any adjournments thereof.

The subjects referred to above are discussed in detail in the proxy statement accompanying this notice. The Board of Directors, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, unanimously recommends that you vote FOR the Board’s nominees for director.

Each stockholder is invited to attend the Annual Meeting in person. Stockholders of record at the close of business on September 30, 2025, have the right to vote at the meeting. If you plan to attend the meeting in person, please pre-register to obtain an admission ticket to facilitate entry through security at the Annual Meeting. Valid, government-issued photo identification is required to enter the meeting. Please see page 11 of this proxy statement for information about how to pre-register. If you cannot be present at the Annual Meeting, we urge you to fill in, sign, and promptly return the enclosed WHITE proxy card in order that the Annual Meeting can be held without additional expense and a maximum number of shares may be voted.

Erik M. Herzfeld

President

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on November 20, 2025

The proxy statement and annual report to stockholders are available at www.herzfeld.com/herz or by calling the Fund at

800-TJH-FUND (854-3863) or 305-777-1660.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

Herzfeld Credit Income Fund, Inc.

119 Washington Avenue, Suite 504, Miami Beach, Florida 33139

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

NOVEMBER 20, 2025

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Herzfeld Credit Income Fund, Inc. (the “Fund”), a Maryland corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at119 Washington Ave., Suite 504, Miami Beach, Florida, on November 20, 2025 at 1:00 p.m. Eastern Time, or such other location and time as the officers of the Fund deem necessary, including by means of remote communication. Stockholders of the Fund are being asked to vote on the election of two Class II directors and one Class III director.

Proxies may be solicited by mail, telephone, email and personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of stock of record. You may revoke your proxy at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Fund at the address set forth above. Signing and mailing the proxy will not affect your right to give a later-dated proxy or to attend the Annual Meeting and vote your shares in person. There is no stockholder statutory right of appeal or dissident with respect to any matters to be voted on at the Annual Meeting. The cost of soliciting proxies will be paid by the Fund. This proxy statement is expected to be distributed to stockholders on or about October 20, 2025.

THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR EACH NOMINEE FOR DIRECTOR AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. Stockholders who wish to attend the Annual Meeting should pre-register to obtain an admission ticket to facilitate entry through security at the Annual Meeting. Valid, government-issued photographic identification is required to enter the meeting. If you plan to attend, please see page 11 for additional information on pre-registration and admission to the Annual Meeting.

The Fund’s Common Stock trades on the NASDAQ Capital Market under the ticker symbol “HERZ.”

On September 30, 2025, the record date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 16,908,652 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund’s then outstanding securities.

At the Annual Meeting, a quorum shall consist of the holders of a majority of the outstanding shares of the Common Stock of the Fund entitled to vote at the meeting. If a quorum is present, a plurality of all votes cast at the Annual Meeting shall be sufficient for the approval of the Proposal. Under Maryland law, abstentions and broker non-votes (i.e., shares held by brokers or a nominee as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be included for purposes of determining whether a quorum is present at the Annual Meeting, but do not constitute votes cast, and therefore, will not be counted for purposes of determining whether matters to be voted upon at the Annual Meeting have been approved.

The holders of a majority of the outstanding shares of the Common Stock of the Fund entitled to vote at the meeting, present in person or by proxy, have the power to adjourn the meeting to any specific time or times, including to solicit proxies, and no notice of

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any such adjourned meeting need be given to stockholders absent or otherwise. If an adjournment is proposed, the persons named as proxy will vote thereon according to his or her best judgment in the interest of the Fund.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended June 30, 2025, to any stockholder requesting such report.

Requests for the annual report or semi-annual report should be made in writing to the Fund at the address set forth above or by calling the Fund at 800-TJH-FUND (854-3863) or 305-777-1660.

ELECTION OF DIRECTORS

(Proposal 1)

Three directors are to be elected at the Annual Meeting. Pursuant to the Fund’s By-Laws, the directors are classified into three classes with respect to the year of expiration of their terms of office. Because the Fund’s Class II directors’ term of office will expire in 2025, the Annual Meeting is being held for the election of such directors. As explained in further detail below, the Annual Meeting is also being held for the purpose of electing one Class III director. The remaining Class I directors’ term of office will expire in 2027.

If authority is granted on the accompanying proxy card to vote in the election of the directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of the nominees named below, who have each consented to being named in the proxy statement and to serve if elected. If a nominee is unavailable to serve for any reason, the person named as proxy will vote for such other nominee selected by the Board of Directors, or the Board may reduce the number of directors as provided in the Fund’s By-Laws. The Fund currently knows of no reason why the nominees listed below would be unable or unwilling to serve if elected.

As of September 30, 2025, the Fund’s Board of Directors consisted of 5 members. The Class II directors of the Fund are Mr. John A. Gelety and Ms. Ann S. Lieff. Ms. Lieff has informed the Board that she intends to complete her current term but will not stand for re-election. The Board has nominated Mr. Erik M. Herzfeld to stand for election as a Class II director along with Mr. Gelety. The Board appointed Ms. Brigitta S. Herzfeld to serve as a Class III director to fill the vacancy created by the retirement of Mr. Thomas J. Herzfeld. Ms. Herzfeld’s term began on December 31, 2024. Mr. Gelety, Mr. E. Herzfeld, and Ms. Herzfeld are the nominees for election, and each nominee’s current term as a director will expire on the date of the Annual Meeting or when his or her successor is elected and qualified. Each nominee, if elected, will serve until his or her successor has been elected and qualified.

Certain information regarding the nominees as well as the current directors and executive officers of the Fund is set forth below. Unless otherwise noted, the mailing address of each director and executive officer is c/o Herzfeld Credit Income Fund, Inc., 119 Washington Avenue, Suite 504, Miami Beach, FL, 33139.

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director	Other Directorships Held by Director
Nominee for Director — Independent Director
John A. Gelety Age: 57	Director, Class II	Current term expires 2025. 2011 to present.	Attorney and shareholder at Greenspoon Marder, LLP, corporate practice group, 2016-present.	1	None
Nominees for Director — Interested Directors

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Erik M. Herzfeld Age: 52	President, Portfolio Manager	N/A	Thomas J. Herzfeld Advisors, Inc., serving as President, 2016 – present; and Portfolio Manager, 2007-present.	N/A	Strategic Incubation Partners, Inc., Jacob Zabara Family Foundation
Brigita Herzfeld** Age: 47	Director, Class III	Current term expires 2025. 2024 to present.	Managing Partner and member of Senior Executive Committee of Thomas J. Herzfeld Advisors, Inc.	1	None

Current Directors and Officers
Independent Directors:
John A. Gelety	See “Nominees for Director – Independent Directors” above
Cecilia L. Gondor Age: 63	Chairperson, Director, Class I	Current term expires 2027. 2014 to present.	Managing Member of L&M Management, a real estate management business, 2014-present.	1	None
Ann S. Lieff Age: 73	Director, Class II	Current term expires 2025. 1998 to present.	President of the Lieff Company, a management consulting firm that offers ongoing advisory services as a corporate director, 1998-present.	1	None
Kay W. Tatum, Ph.D., CPA Age: 73	Director, Class I	Current term expires 2027. 2007 to present.	Associate Professor of Accounting, Miami Herbert School of Business, 1992-present.	1	None
Interested Director:
Brigitta S. Herzfeld**	See “Nominees for Director – Interested Directors” above
Officers:
Erik M. Herzfeld Age: 52	President; Portfolio Manager	2007 to present 2016 to present	Thomas J. Herzfeld Advisors, Inc., serving as President, 2016-present; and Portfolio Manager, 2007-present.	N/A	Strategic Incubation Partners, Inc., Jacob Zabara Family Foundation
Ryan M. Paylor Age: 44	Portfolio Manager	2019 to present	Thomas J. Herzfeld Advisors, Inc., serving as Portfolio Manager, 2012-present.	NA	NA
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Thomas K. Morgan Age: 66	Chief Compliance Officer	2018 to present	Thomas J. Herzfeld Advisors, Inc., serving as Chief Compliance Officer, 2018 to present; Managing Partner of TMorgan Advisers Limited Liability Company, providing compliance consulting and outsourced chief compliance officer services, 2015 to present.	NA	NA
Zachary P. Richmond Age: 45	Treasurer	2020 to present	Ultimus Fund Solutions, LLC, serving as Vice President, Director of Financial Administration, February 2019-present.	N/A	N/A
Alice H. Tham Age: 35	Secretary	2019 to present	Thomas J. Herzfeld Advisors, Inc., serving as Operations Manager, 2012-present.	NA	NA

*Each director serves a three-year term after which the director may be re-elected for additional three-year terms.

**Mr. Erik Herzfeld and Ms. Brigitta Herzfeld are each an “interested person” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund because he or she is a control person and employee of Thomas J. Herzfeld Advisors, Inc. (the “Adviser”).

Ownership of Fund Securities by Directors (as of September 30, 2025)

Name	Dollar Range of Equity Securities in the Fund***	Number of Shares Held***	Percent of Class***	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Family of Investment Companies****
Interested Directors:
Brigitta S. Herzfeld	Over $100,000	131,766	0.78%

Independent Directors:
Ann S. Lieff	$50,001-$100,000	43,533	0.26%
Cecilia L. Gondor	$10,001 - $50,000	44,317	0.26%
John A. Galety	$10,001 - $50,000	10,206	0.06%
Kay W. Tatum, Ph.D., CPA	$0 - $10,000	5,309	0.03%

All directors as a group (five persons)	N/A	235,131	1.39%

*** As of September 30, 2025

****There are no other funds in the family of investment companies

None of the Independent Directors, and no immediate family members of any Independent Director, owns securities of the Fund’s investment adviser, or any control person of the Fund’s investment adviser.

BOARD AND COMMITTEE STRUCTURE

The Fund’s Board of Directors consists of 5 members. Cecilia L. Gondor, who is an Independent Director, serves as Chairperson of the Board of Directors.

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The chairperson of each Board committee and every member of each Board committee is an Independent Director, which yields similar benefits with respect to the functions and activities of the various Board committees. Through the committees, the Independent Directors consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Directors also regularly meet outside the presence of management with Fund counsel and with the Fund’s auditor. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.

The Board of Directors of the Fund held four regular meetings during the Fund’s fiscal year ended June 30, 2025. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of each committee of which he or she was a member.

Director and Nominee Qualifications

The Board believes that the significance of each director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the directors is qualified to serve as such based on a review of the experience, qualifications, attributes and skills of each director. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other directors, the Adviser, other service providers, counsel and the independent registered public accounting firm or independent accountants; and willingness and ability to commit the time necessary to perform the duties of a director. Each director’s ability to perform his or her duties effectively is evidenced by his or her experience or achievements in the following areas: management or Board experience in the investment management industry or companies or organizations in other fields, educational background and professional training; and experience as a director of the Fund. In addition, the Board values the diverse skill sets and experiences that each director contributes. The Board considers that its diversity as a whole is as a result of a combination of directors and the various perspectives that each director provides as a result of his or her present experiences and his or her background. Information discussing the specific experience, skills, attributes and qualifications of each director which led to the Board’s determination that the directors should serve in this capacity is provided below.

Nominees

John A. Gelety, Esq. joined the Board in 2011. Mr. Gelety is a practicing attorney who specializes in business law, with a concentration on domestic and cross-border mergers & acquisitions, private equity and commercial transactions.

Erik Herzfeld is President of Thomas J. Herzfeld Advisors, Inc. and serves as a portfolio manager of the Fund and has held this position since 2007. Before joining Thomas J. Herzfeld Advisors, Inc. in 2007, Mr. Herzfeld served in quantitative research and trading with both Lehman Brothers and JPMorgan, where he served as Vice President in New York and Asia.

Brigitta Herzfeld is Managing Partner and a member of the Senior Executive Committee at Thomas J. Herzfeld Advisors, Inc. Prior to joining Thomas J. Herzfeld Advisors, Inc. she worked in the Japanese Equities Division of Lehman Brothers in Tokyo, where she was part of the Japanese Equities Research Sales team covering international clients.  She also worked in the Investment Management Division at Goldman Sachs & Co. in New York City and Miami, in Private Wealth Management.  Brigitta currently serves as a member of the MIT Educational Council.

Current Directors

Ann S. Lieff joined the Board in 1998. Ms. Lieff is President of Lieff Company, a management consulting firm that offers ongoing advisory services as a corporate director. Previously she served as Chief Executive Officer of Spec’s Music for 18 years, from 1980-1998; Spec’s was one of the largest music retail chain stores in the Southeastern region of the United States for many decades.

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Kay W. Tatum, Ph.D., CPA, joined the Board in 2007. Dr. Tatum is an Associate Professor of Accounting at the Miami Herbert School of Business, where she has been since 1986. She also served as Chair of the Department of Accounting from 2004 to 2008.

Cecilia L. Gondor joined the Board in 2014 and has served as Chairperson since December 31, 2024. Ms. Gondor is a Managing Member of L&M Management, a real estate management business. Ms. Gondor served as the Secretary/Treasurer of the Fund from its inception until her retirement in May 2014. She also served as Executive Vice President of the Adviser from 1984 through the date of her retirement. Additionally, she was the Executive Vice President of Thomas J. Herzfeld & Co. Inc., a broker-dealer, from 1984 through 2010, when the broker-dealer ceased operations. Ms. Gondor is a freelance financial writer and has written extensively on closed-end funds.

Specific details regarding each director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the directors do not constitute holding out the Board or any director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Risk Oversight

While responsibility for the day-to-day operations for the Fund, including certain risk management functions addressed in policies and procedures relating to the Fund, resides with the Adviser, the Board actively performs a risk oversight function, both directly and through its committees, as described below. The Board and its audit committee (the "Audit Committee") exercise a risk oversight function through regular and ad hoc Board and Audit Committee meetings during which the Board and the Audit Committee meet with representatives of the Adviser and other service providers. The Board also periodically receives reports regarding the Fund's and the Adviser's policies and procedures, and reviews and approves changes to the Fund's policies and procedures. The Audit Committee also meets regularly with the Fund's independent registered public accounting firm to discuss internal controls and financial reporting matters, among other things. The Board and Audit Committee routinely receive reports from the Fund's officers and the Adviser on a variety of other risk areas relating to the Fund, including, without limitation, investment risks, liquidity risks, valuation risks, cybersecurity risks, and operational risks, as well as more general business risks. In addition, the Board consults with Fund counsel both during and, to the extent required, between meetings of the Board and the Audit Committee.

The Board also meets regularly with the Fund's Chief Compliance Officer ("CCO"), who reports directly to the Board. The CCO has responsibility for annually testing the compliance procedures of the Fund and its service providers. The CCO regularly discusses issues related to compliance with the Board and provides a quarterly report to the Board regarding certain Fund compliance matters.

Committees of the Board

The Board has formed an Audit Committee and a Nominating and Governance Committee.

Audit Committee. The Audit Committee of the Board currently consists of Mr. Gelety, Ms. Gondor, Ms. Lieff and Dr. Tatum, none of whom is an “interested person” of the Fund. Each member of the Audit Committee is considered independent under the applicable NASDAQ Capital Market listing standards. The Board has determined that Dr. Tatum qualifies as an “audit committee financial expert” and that she is “independent” of the Fund as such terms are defined in Item 3 of Form N-CSR. Dr. Tatum serves as Chair of the Audit Committee. The Audit Committee met two times during the fiscal year ended June 30, 2025. The Board has adopted a written charter for the Audit Committee, which is available on the Fund’s website at www.herzfeld.com/herz.

The Audit Committee reviews the scope of the audit by the Fund’s independent registered public accounting firm, confers with

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the independent accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of the independent registered public accounting firm for the Fund.

Audit Committee Report. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended June 30, 2025 with Fund management. Further, the Audit Committee has discussed with Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301 (Communications with Audit Committees). The Audit Committee has received the written disclosures and a letter from Tait Weller required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence) and has discussed with Tait Weller their independence. Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for filing with the U.S. Securities and Exchange Commission (“SEC”) for the fiscal year ended June 30, 2025.

Kay W. Tatum

John A. Gelety

Cecilia L. Gondor

Ann S. Lieff

Nominating and Governance Committee. The Nominating and Governance Committee (the “Nominating Committee”) is currently comprised of Mr. Gelety, Ms. Gondor, Ms. Lieff, and Dr. Tatum, each of whom is an Independent Director under the 1940 Act and under NASDAQ Capital Market listing standards. Mr. Gelety serves as Chair of the Nominating Committee. During the fiscal year ended June 30, 2025, the Nominating Committee met twice.

The Nominating Committee is responsible for reviewing and recommending qualified candidates in the event that a directorship is vacated or created. The Nominating Committee will not consider nominees recommended by stockholders. The Nominating Committee believes that candidates for director should have certain minimum qualifications, including (i) the ability to apply good business judgment; (ii) the ability to properly exercise their duties of loyalty and care; (iii) proven leadership capabilities, high integrity and moral character, significant business experience and a high level of responsibility within their chosen fields; (iv) the ability to quickly grasp complex principles of business, finance, international transactions and the regulatory environment in which investment companies must operate; and (v) the ability to read and understand basic financial statements. The Nominating Committee retains the right to modify these minimum qualifications from time to time. In general, candidates will be preferred who hold an established senior or executive level position in business, finance, law, education, research or government. The Nominating Committee’s process for identifying and evaluating nominees is as follows: in the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Fund during their term, including the number of meetings attended, level of participation, quality of performance, and transactions of such directors with the Fund, if any, during their term, and confirms their independence, if applicable. In the case of new director candidates, the Nominating Committee first determines whether the nominee must be independent for purposes of the NASDAQ Capital Market and whether the candidate must be considered an Independent Director under the 1940 Act. In either case, determinations are based upon the Fund’s charter and bylaws, applicable securities laws, the rules and regulations of the SEC, and the advice of counsel, if necessary. The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee then meets to discuss and consider such candidates’ qualifications and recommend the nominee. The Board has adopted a written charter for the Nominating Committee, which is available on the Fund’s website at www.herzfeld.com/herz.

Stockholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Fund, Attention Board of Directors. All such correspondence should be sent c/o the Fund at 119 Washington Avenue, Suite 504, Miami Beach, Florida, 33139.

Director Compensation

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       For the fiscal year ended June 30, 2025 the aggregate Director compensation paid by the Fund was $137,000. The compensation paid by the Fund to each of its directors serving during the fiscal year ended June 30, 2025 is set forth in the compensation table below. Directors are also reimbursed for related business expenses. Directors who are current employees or officers of the Fund’s investment adviser (currently Ms. Brigitta Herzfeld) are not paid compensation for their service as a director. None of the other directors serves on the Board of any other registered investment company to which the Fund’s investment adviser or an affiliated person of the Fund’s investment adviser provides investment advisory services. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund.

Name of Person and Position with Fund	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Thomas J. Herzfeld* Director	$0	$0	$0	$0
Brigitta S. Herzfeld* Director	$0	$0	$0	$0
John A. Gelety Director	$35,950	$0	$0	$35,950
Cecilia L. Gondor Director	$32,950	$0	$0	$32,950
Ann S. Lieff Director	$32,150	$0	$0	$32,150
Kay W. Tatum Director	$35,950	$0	$0	$35,950

*“Interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act. Thomas J. Herzfeld resigned as a director of the Fund, effective December 31, 2024. Brigitta S. Herzfeld was appointed by the Board to fill the vacancy created by Mr. Herzfeld’s resignation.

The Fund does not have a formal policy regarding attendance by directors at annual meetings of stockholders but encourages such attendance. All members of the Board attended the Fund’s 2024 Annual Meeting.

THE BOARD, INCLUDING ALL THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND (THE "INDEPENDENT DIRECTORS") RECOMMENDS THAT THE FUND’S STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR.

ADDITIONAL INFORMATION

Thomas J. Herzfeld Advisors, Inc. (the “Adviser”), with offices at 119 Washington Avenue, Suite 504, Miami Beach, Florida 33139, serves as the Fund’s investment adviser pursuant to an investment advisory contract dated June 24, 2025. The Adviser also provides certain administration services to the Fund pursuant to the terms of the investment advisory contract.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, ("Tait Weller") an independent registered public accounting firm, has been selected by the Board as the Fund’s independent auditor for the current fiscal year ending on June 30, 2026. A representative of Tait Weller will be available at the meeting and will have the opportunity to respond to appropriate questions from stockholders and to make such statements as desired.

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Independent Auditor’s Fees

The following table sets forth the aggregate fees and percentage of total fees charged by the Fund’s independent registered public accounting firm for the two most recent fiscal years for professional services rendered for: (i) the audit of the annual financial statements and the review of the financial statements included in the Fund’s report to stockholders; (ii) audit-related services; (iii) tax compliance, tax advice, and tax planning; (iv) all other products and services provided to the Fund which included matters related to regulatory issues and preparation of unaudited financial statements.

Fiscal Year Ended June 30,	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2025	$36,000 (88.89%)	$0 (0%)	$4,500 (11.11%)	$0 (0%)
2024	$36,000 (88.89%)	$0 (0%)	$4,500 (11.11%)	$0 (0%)

The Fund’s Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent registered public accounting firm in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided: (i) the policies and procedures are detailed as to the services to be performed; (ii) the Audit Committee is informed of each service; and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Fund’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). At the present time, the Audit Committee has not adopted pre-approval policies and procedures, and would use the second method for pre-approval provided for in its charter. All of the audit, audit-related and tax services described above for which the independent registered public accounting firm billed the Fund fees for the fiscal years ended June 30, 2024 and 2025 were pre-approved by the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 30, 2025, the beneficial ownership of each current director, each nominee for director, the Fund’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Percentage of ownership is based on 16,908,652 shares of common stock outstanding as of September 30, 2025.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Herzfeld Credit Income Fund, Inc., 119 Washington Avenue, Suite 504, Miami Beach, FL 33139.

The Fund’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
5% Holders
None
Interested Directors
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Brigitta S. Herzfeld	131,766(2)	*
Independent Directors
John A. Gelety	10,206	*
Cecilia L. Gondor	44,317	*
Ann S. Lieff	43,533	*
Kay W. Tatum	5,309	*
Executive Officers
Erik M. Herzfeld	640,171(3)	3.79%
Thomas K. Morgan	-	*
Ryan M. Paylor	50,502	*
Zachary P. Richmond	-	*
Alice H. Tham	-	*
Thomas J. Herzfeld and Erik M. Herzfeld	6,430,939(4)	13.63%
Executive officers and directors as a group	7,181,444	42.47%

*	Less than 1%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	According to a Form 4 filed by Brigitta S. Herzfeld on July 2, 2025, Ms. Herzfeld beneficially owns with sole power to vote and dispose of 131,766 shares of common stock.
(3)	According to a Form 4 filed by Erik M. Herzfeld on July 2, 2025, Mr. E. Herzfeld beneficially owns with sole power to vote and dispose of 640,171 shares of common stock.
(4)	As of the Record Date, each of Messrs. T. Herzfeld and E. Herzfeld beneficially owns with shared power to vote and/or dispose of 6,430,939 shares of common stock in his capacity as portfolio manager of investment advisory accounts of the clients of Thomas J. Herzfeld Advisors, Inc., a registered investment adviser.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Fund’s directors, executive officers and certain other persons (collectively, “Reporting Persons”), to file with SEC initial reports of ownership and reports of changes in ownership of equity securities of the Fund. Reporting Persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. To the Fund’s knowledge, based solely on review of the copies of such reports furnished to the Fund during the fiscal year ended June 30, 2025, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with except for a Form 3 for Ms. B. Herzfeld upon her appointment as a director of the Fund on December 31, 2024, which was not filed until February 27, 2025.

STOCKHOLDER PROPOSALS

Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund’s proxy materials relating to its 2026 Annual Meeting of Stockholders, pursuant to Rule 14a-8 under the Exchange Act, the stockholder must deliver the proposal to the offices of the Fund by June 2, 2026. In the event the Fund moves the date of its 2026 Annual Meeting of Stockholders by more than 30 days from the anniversary of the 2025 Annual Meeting of Stockholders, stockholder submissions of proposals for inclusion in the Fund’s proxy statement and proxy card for the 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2026 Annual Meeting of Stockholders. Under Rule 14a-8, a stockholder proposal, including any accompanying supporting statement, may not exceed 500 words. Additionally, a stockholder desiring to submit a proposal must be: (i) a record or beneficial owner of shares with a market value of at least $2,000 and must have held such shares for at least three years, (ii) a record or beneficial owner of shares with a market value of at least $15,000 and must have held such shares for at least two years, or (iii) a record or beneficial owner of shares

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with a market value of at least $25,000 and must have held such shares for at least one year. Further, the stockholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Exchange Act. The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy materials.

A stockholder who wishes to make a proposal at the 2026 Annual Meeting of Stockholders without including the proposal in the Fund’s proxy statement must notify the Fund, and the Fund’s officers, of such proposal no earlier than August 22, 2026 (90 days prior), and no later than September 21, 2026 (60 days prior, assuming a November 20, 2026 meeting.) If a stockholder fails to give notice by the later date, then the persons named as proxies in the proxies solicited by the Board for the 2026 Annual Meeting of Stockholders may exercise discretionary voting power with respect to any such proposal.

REPORTS TO STOCKHOLDERS AND FINANCIAL STATEMENTS

The annual report to Stockholders of the Fund, including audited financial statements of the Fund for the fiscal year ended June 30, 2025, should be read in conjunction with this proxy statement but is not part of the proxy soliciting material. A copy of the annual report may be obtained from the Fund, without charge, by visiting www.herzfeld.com/herz, contacting the Fund in writing at the address on the cover of this proxy statement, or calling 800-TJH-FUND (854-3863) or 305-777-1660.

INFORMATION ABOUT ATTENDING THE MEETING

Attendance at the Annual Meeting is limited to stockholders (or their authorized representatives) as of the Record Date. All attendees should pre-register and obtain an admission ticket. Pre-registration is intended to facilitate entry through security at the Annual Meeting. Failure to pre-register may result in a delay in gaining entry into the meeting. Valid, government-issued photographic identification is required to enter the meeting. Cameras, audio and video recorders and similar electronic recording devices will not be allowed in the meeting room. We will also request that all cellular phones, smartphones, tablets, pagers, laptops, and other communication and similar devices be turned off.

If you would like to attend the Annual Meeting, please follow the instructions below to pre-register by November 6, 2025.

Pre-Registration Instructions

If you are a registered stockholder (your shares are held in your name), you may pre-register and obtain an admission ticket by contacting us and providing your name as it appears on your stock ownership records and your mailing address. If a family member is attending with you, please indicate that when you pre-register.

If you are a beneficial owner (your shares are held through a broker or bank) you may pre-register and obtain an admission ticket by contacting us and providing your name and mailing address, and evidence of your stock ownership as of the Record Date. A copy of your brokerage or bank statement will suffice as evidence of ownership, or you can obtain a letter from your broker or bank. If a family member is attending with you, please indicate that when you pre-register.

If you are a stockholder as of the Record Date and intend to appoint an authorized representative to attend the meeting on your behalf, you may pre-register and obtain an admission ticket by submitting a request to us and providing: your name and mailing address, the name and mailing address of your authorized representative, evidence of stock ownership as of the Record Date, and a signed authorization appointing such individual to be your authorized representative at the meeting.

To pre-register for the meeting and obtain an admission ticket, you can write to us at Herzfeld Credit Income Fund, Inc., 119 Washington Avenue, Suite 504, Miami Beach, FL 33139, email us at info@herzfeld.com, or call us at 800-TJH-FUND (854-3863) or 305-777-1660.

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OTHER MATTERS

Management of the Fund does not know of any matters to be presented at the Annual Meeting other than those mentioned in this proxy statement. If any other business should come before the meeting, the proxy will vote thereon in accordance with his best judgment.

By Order of the Directors,

Erik M. Herzfeld

President

Herzfeld Credit Income Fund, Inc.

Dated: October 14, 2025

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

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THOMAS J. HERZFELD ADVISORS, INC. 119 WASHINGTON AVENUE, SUITE 504 MIAMI BEACH, FLORIDA 33139	SCAN TO VIEW MATERIALS & VOTE

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80524-P38449	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends a vote FOR the listed nominees in Proposal 1A and 1B:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1A. ELECTION OF CLASS II DIRECTORS
Nominees:	☐	☐	☐

01) Mr. John A. Gelety
02) Mr. Erik M. Herzfeld

1B. ELECTION OF CLASS III DIRECTORS
Nominee:

01) Ms. Brigitta Herzfeld

2. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

ALL PROXIES WILL BE VOTED AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON. IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” PROPOSAL 1A AND 1B, IF PROPERLY PRESENTED AT THE MEETING.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and Annual Report are available at www.herzfeld.com/herz.

V80525-P38449

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Vote by Mail!

MAIL: Return the signed proxy card in the enclosed envelope.

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF HERZFELD CREDIT INCOME FUND, INC.

The undersigned hereby appoints Erik M. Herzfeld, as attorney-in-fact, with full powers of substitution and revocation, to attend the Annual Meeting of Stockholders of Herzfeld Credit Income Fund, Inc. on November 20, 2025 and any adjournments thereof and there at to vote all shares which the undersigned would be entitled to vote if personally present, upon the matters listed on the reverse side, as set forth in the Notice of Annual Meeting of Stockholders, and upon such other business as may properly come before the meeting or any adjournment thereof.

If said attorney or any substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE